                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-79559 and No. 333-88805) and on Form S-3 (No. 333-80669) of Borders Group, Inc. of our report dated March 6, 2000 relating to the financial statements, which appears in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Bloomfield Hills, Michigan
April 20, 2001